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                                                                EXHIBIT 10.8(a)

                                  CROSS-RECEIPT

         Reference is made to that certain Cognovit Promissory Note (the "Note"), dated as of September 30, 1993, executed by Cragar Industries, Inc., a Delaware corporation (the "Company") and payable to Performance Industries, Inc., an Ohio corporation ("Performance") and that certain Reinstated Non-Competition Agreement ("Non-Competition Agreement"), dated as of September 30, 1993 by and between the Company and Performance.

         1. Lee Hartzmark ("Hartzmark") represents and warrants that all right, title, and interest in the Note and all right to payment under the Non-Competition Agreement have been assigned to him pursuant to the attached Assignment of Promissory Note dated June 20, 1996.

         2. Hartzmark further represents and warrants that he now holds all right, title, and interest in the Note and all right to payment under the Non-Competition Agreement.

         3. Hartzmark hereby acknowledges receipt from the Company of $779,727 as full payment for all amounts owed by the Company under the Note and the Non-Competition Agreement.

         4. The Company hereby acknowledges receipt from Hartzmark of the original Note for cancellation.

                                           CRAGAR INDUSTRIES, INC.

                                           By:  Michael L. Hartzmark
                                              --------------------------
                                                Michael L. Hartzmark

                                           Its: President / CEO
                                               -------------------------



                                                Lee Hartzmark
                                                ----------------------------
                                                Lee Hartzmark